CERTIFICATE OF FORMATION

OF

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

1. The name of the limited liability company is **MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC**

2. The address of its registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of **MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC on this 19th Day of January, 2022.**

x____________________

Ezra Beyman: **Authorized Person**

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:48 PM 01/19/2022
FILED 01:48 PM 01/19/2022
SR 20220174359 - File Number 6553697

FLORIDA DEPARTMENT of FINANCIAL SERVICES

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC,

4755 TECHNOLOGY WAY, SUITE 101
BOCA RATON FL 33431

Agency License Number L116256

Location Number: 363210

Issued On 01/21/2022

Pursuant To Section 626.0428, Florida Statutes, This Agency Location Shall Be In The Active Full-Time Charge Of A Licensed And Appointed Agent Holding The Required Agent Licenses To Transact The Lines Of Insurance Being Handled At This Location.

Pursuant To Subsection 626.172(4), Florida Statutes, Each Agency Location Must Display The License Prominently In A Manner That Makes It Clearly Visible To Any Customer Or Potential Customer Who Enters The Agency Location.

Jimmy Patronis
Chief Financial Officer
State of Florida

CONSENT IN LIEU OF A SPECIAL MEETING

OF

THE SOLE MEMBER

OF

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC,

January 10, 2022

The undersigned, being the sole member of Medigap Healthcare Insurance Company, LLC, a Florida LLC (the "Company"), in lieu of holding a special meeting of the members of the Company, hereby takes the following actions and adopts the following resolutions by written consent pursuant to Florida law:

1. ASSET PURCHASE AGREEMENT

RESOLVED, that the form, terms and provisions of the Asset Purchase Agreement dated as December 21, 2021 among Reliance Global Group, Inc., a Florida corporation, the Company, Seller and Joseph J. Bilotti III, together with any schedules and exhibits attached thereto and as amended to date (the "Purchase Agreement"), substantially in the form reviewed by the undersigned, and the Company's performance of its obligations under the Purchase Agreement be, and hereby are, in all respects approved and ratified, and further resolved, that any duly authorized officer of the Company be, and each hereby is, authorized and directed to execute and deliver the Purchase Agreement, and each of the agreements, instruments, certificates and documents contemplated by the Purchase Agreement, in the name and on behalf of the Company, substantially in the forms hereby approved, with such changes therein and modifications and amendments thereto as any of the duly authorized officers may in their discretion approve, which approval shall be conclusively evidenced by their execution thereof.

2. GENERAL

RESOLVED, that any and all actions taken by any duly authorized officer on behalf of the Company prior to the date hereof that are consistent with the intent and purpose of the foregoing resolution be, and they hereby are, adopted, ratified confirmed and approved in all respects as the acts and deeds of the Company.

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC.

Certificate of Chief Executive Officer

The undersigned, being the Chief Executive Officer of Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), pursuant to and in accordance with Section 7.2(g) of the Asset Purchase Agreement dated as of December 21, 2021, as amended, among Reliance Global Group, Inc., a Florida corporation, Seller and Joseph J. Bilotti III (the "Agreement"), HEREBY CERTIFIES that (i) the representations and warranties made by Seller in the Agreement are true in all material respects as of the date hereof, and (ii) Seller has, in all material respects, performed and complied with all obligations and conditions which were to be performed or complied with by it under the Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of this 10th day of January, 2022.

By: ______________________

Name: Joseph J. Bilotti III

RELIANCE GLOBAL GROUP, INC.

OFFICER'S CERTIFICATE

The undersigned Chief Executive Officer of Reliance Global Group, Inc., a Florida corporation ("Buyer"), in connection with the Asset Purchase Agreement dated as of December 21, 2021, as amended, among Buyer, Medigap Healthcare Insurance Company, LLC and Joseph J. Bilotti III (the "Agreement") and in accordance with Section 7.3(g) thereof, being duly authorized, does hereby certify as follows:

1. Attached hereto as Exhibit A is a true and correct copy of Buyer's Articles of Incorporation, including all amendments thereto, as filed with the Florida Secretary of State, which has not been amended or revoked and is in full force and effect as of the date hereof.

2. Attached hereto as Exhibit B is a true and correct copy of Buyer's By-laws, which has not been amended or revoked and is in full force and effect as of the date hereof.

3. Attached hereto as Exhibit C is a true and correct copy of the resolutions adopted by Buyer's Board of Directors in connection with the Agreement and the Acquisition (as defined therein), which are the only resolutions or actions of Buyer's Board of Directors relating to the subject matter thereof, and which resolutions have not been amended or revoked and are in full force and effect as of the date hereof.

4. The undersigned is the duly elected and qualified Chief Executive Officer of Buyer and the signature below is his true and genuine signature.

Dated as of January 10, 2022

____
Ezra Beyman

UNANIMOUS WRITTEN CONSENT

OF

THE BOARD OF DIRECTORS

OF

RELIANCE GLOBAL GROUP, INC.

January 10, 2022

The undersigned, being all the directors of Reliance Global Group, Inc., a Florida corporation (the "Company"), do hereby severally adopt and consent to the following preamble and resolutions:

WHEREAS, the Company desires to acquire substantially all the business and assets (the "Assets") of Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), and Seller desires to sell the Assets to the Company; be it, therefore,

RESOLVED, that the Company purchase the Assets from Seller pursuant to the Asset Purchase Agreement dated as December 21, 2021 among the Company, Seller and Joseph J. Bilotti III, as amended to date (the "Purchase Agreement" (capitalized terms, not otherwise defined herein, are used herein as defined in the Purchase Agreement)), in accordance with the terms and conditions therein provided; and further

RESOLVED, that the Purchase Agreement be, and the same hereby is, in all respects, approved, adopted and confirmed, and that the Company pay the Purchase Price, including the issuance and delivery of the Shares, to Seller at the Closing and execute and/or deliver the Acquisition Documents required thereunder; and further

RESOLVED, that the value of the consideration so to be received by the Company pursuant to the Purchase Agreement for the Shares is fair and reasonable, and the Shares, when issued to Seller in accordance with the Purchase Agreement, shall be validly issued, fully-paid and non-assessable; and further

RESOLVED, that the form of each Acquisition Document (other than the Purchase Agreement) be, and the same hereby is, in all respects, approved, adopted and confirmed; and further

RESOLVED, that the Chief Executive Officer of the Company be, and he hereby is, authorized and directed, in the name and on behalf of the Company, to execute, to certify or to attest to, to deliver and/or to file the Purchase Agreement and each other Acquisition Document to which the Company is a party, with such changes therein or

amendments or supplements thereto as he may approve, the execution, delivery and/or filing thereof by him to be conclusive evidence of his authority therefor and the approval, adoption and confirmation thereof by the Board of Directors of the Company; and further

RESOLVED, that the Chief Executive Officer and each other duly elected or appointed officer of the Company be, and each of them, acting jointly or singly, hereby is, authorized and directed, in the name and on behalf of the Company, to execute, to certify or to attest to, to deliver and/or to file any other agreements, instruments, certificates or other documents required pursuant to the Purchase Agreement or otherwise incidental to the Acquisition, to pay any fees or expenses and to discharge and to satisfy any debts or other obligations of the Company, and to do and to perform any other acts or things pursuant thereto, which such officers, or any of them, may deem necessary or appropriate to consummate the Acquisition and to effect the provisions and fully to carry out the intent and to accomplish the purposes of the Purchase Agreement, the other Acquisition Documents and the foregoing resolutions, the execution, delivery and/or filing of any such agreement, instrument, certificate or other document and the taking of any other such action by such officer to be conclusive evidence of such officer's authority therefor and the approval, adoption and confirmation thereof by the Board of Directors of the Company; and further

RESOLVED, that each and every action heretofore taken by the Chief Executive Officer or by any other duly authorized officer, employee, agent or representative of the Company in connection with the Acquisition be, and the same hereby are, in all respects, approved, ratified and confirmed.

[signature page follows]

RELIANCE GLOBAL GROUP, INC.

Certificate of Chief Executive Officer

The undersigned, being the Chief Executive Officer of Reliance Global Group, Inc., a Florida corporation ("Buyer"), pursuant to and in accordance with Section 7.3(h) of the Asset Purchase Agreement dated as of December 21, 2021, as amended, among Buyer, Medigap Healthcare Insurance Company, LLC, a Florida limited liability company, and Joseph J. Bilotti III (the "Agreement"), HEREBY CERTIFIES that (i) the representations and warranties made by Buyer in the Agreement are true in all material respects as of the date hereof, and (ii) Buyer has, in all material respects, performed and complied with all obligations and conditions which were to be performed or complied with by it under the Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of this 10th day of January, 2022.

By: ____________________________
Name: Ezra Beyman

ASSIGNMENT AND ASSUMPTION

WHEREAS, Reliance Global Group, Inc., a Florida corporation ("Member"), is the sole member of Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Subsidiary"), and

WHEREAS, on January 10, 2022, Member purchased from Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), pursuant to and in accordance with the Asset Purchase Agreement dated as of December 21, 2021 among Member, Seller and Joseph J. Bilotti III (the "Agreement"), the Assets (as defined in the Agreement), and thereby acquired and succeeded to the Business (as defined in the Agreement); and

WHEREAS, it is intended that Member assign the Agreement and transfer the Assets to Subsidiary, which will, in turn, succeed to and hereafter engage in and conduct the Business; and

WHEREAS, for this purpose, Member is making a capital contribution of the Agreement and the Assets to Subsidiary;

WHEREFORE, Member does hereby sell, assign, transfer, convey and deliver the Assets, and assign all its rights and interests in and to the Agreement, to Subsidiary, and Subsidiary does hereby assume and covenant to perform and to discharge all the agreements and obligations of Member thereunder, all subject to the terms and conditions of, and as more fully provided in, the Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Assignment and Assumption as of this 7th day of February, 2022.

MEMBER:

RELIANCE GLOBAL GROUP, INC.

By: ________________________
Name: Ezra Beyman
Title: Chief Executive Officer

SUBSIDIARY:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ________________________
Name: Ezra Beyman
Title: Manager

ASSIGNMENT AND ASSUMPTION

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), does hereby sell, assign, transfer, convey and deliver to Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Assignee"), as assignee of Reliance Global Group, Inc., a Florida corporation ("Buyer"), pursuant to and in accordance with the Asset Purchase Agreement dated as of December 21, 2021 among Buyer, Seller and Joseph J. Bilotti III (the "Agreement"), the Assumed Contracts (as defined in the Agreement) set forth on Annex I hereto, and Assignee does hereby assume the Assumed Liabilities related thereto and covenant to perform and to discharge all the agreements and obligations of Seller thereunder, all subject to the terms and conditions of, and as more fully provided in, the Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Assignment and Assumption as of this 7th day of February, 2022.

SELLER:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ______________________

Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ______________________

Name: Ezra Beyman
Title: Manager

ASSIGNMENT AND ASSUMPTION

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), does hereby sell, assign, transfer, convey and deliver to Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Assignee"), as assignee of Reliance Global Group, Inc., a Florida corporation ("Buyer"), pursuant to and in accordance with the Asset Purchase Agreement dated as of December 21, 2021 among Buyer, Seller and Joseph J. Bilotti III (the "Agreement"), the Assumed Contracts (as defined in the Agreement) set forth on Annex I hereto, and Assignee does hereby assume the Assumed Liabilities related thereto and covenant to perform and to discharge all the agreements and obligations of Seller thereunder, all subject to the terms and conditions of, and as more fully provided in, the Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Assignment and Assumption as of this 7th day of February, 2022.

SELLER:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ______________________
Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ______________________
Name: Ezra Beyman
Title: Manager

ANNEX I

ASSUMED CONTRACTS

1) Managing General Agency Agreement (UIG MGA) between Seller and United Insurance Group Agency, Inc., dated July 23, 2020, as amended by the First Amendment to Managing General Agency Agreement dated February 8, 2021.

2) Data Privacy and Security Addendum to Managing General Agency Agreement dated as of August 26, 2020 between UIGA and Seller

UNITED INSURANCE GROUP AGENCY, INC.

CONSENT TO ASSIGNMENT AND ASSUMPTION

The undersigned United Insurance Group Agency, Inc. ("UIGA"), hereby consents to the assignment and assumption of the following agreements (the "Assigned Agreements") pursuant to the Assignment and Assumption dated as of the date hereof (the "Assignment") between Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Medigap"), and Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Assignee"):

> Managing General Agency Agreement dated as of July 23, 2020 between UIGA and Medigap, as amended by the First Amendment to Managing General Agency Agreement dated February 8, 2021
>
> Data Privacy and Security Addendum to Managing General Agency Agreement dated as of August 26, 2020 between UIGA and Medigap

Assignee acknowledges and accepts the assignment of the Assigned Agreements and expressly assumes, confirms and agrees to pay and perform, comply with and observe all of the covenants, agreements, terms, conditions, obligations, duties and liabilities of Medigap under the Assigned Agreements, regardless of when such covenants, agreements, terms, conditions, obligations, duties and liabilities accrued, arose, or were incurred (including, without limitation, any obligations arising after the date hereof for conditions, events, actions or matters occurring, arising or existing before the date hereof), together with all outstanding and future obligations of any kind whatsoever related thereto as and when due to be paid and performed. Medigap acknowledges that nothing in this Consent to Assignment and Assumption will, solely as between Medigap and Joseph J. Bilotti III, on the one hand, and Buyer (as defined in the Assignment) and Assignee, on the other hand, modify Buyer or Assignee's rights against Medigap or Joseph J. Bilotti III under the Agreement (as defined in the Assignment). Assignee acknowledges and agrees that the terms of the Assigned Agreements constitute Confidential Information (as defined in the Assigned Agreements) of each of the parties thereto. This Consent to Assignment and Assumption shall not be construed as a consent by UIGA to any further assignment of the Assigned Agreements.

IN WITNESS WHEREOF, UIGA has hereby duly executed this Consent to Assignment and Assumption as of this 7th day of February, 2022.

UNITED INSURANCE GROUP AGENCY, INC.

By: ____________________

Name: Nickie H. Cheney

Title: Vice President

ACKNOWLEDGED:

MEDIGAP:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ______________________________

Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ______________________________

Name: Ezra Beyman
Title: Manager

ASSIGNMENT AND ASSUMPTION

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), does hereby sell, assign, transfer, convey and deliver to Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Assignee"), as assignee of Reliance Global Group, Inc., a Florida corporation ("Buyer"), pursuant to and in accordance with the Asset Purchase Agreement dated as of December 21, 2021 among Buyer, Seller and Joseph J. Bilotti III (the "Agreement"), the Assumed Contracts (as defined in the Agreement) set forth on Annex I hereto, and Assignee does hereby assume the Assumed Liabilities related thereto and covenant to perform and to discharge all the agreements and obligations of Seller thereunder, all subject to the terms and conditions of, and as more fully provided in, the Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Assignment and Assumption as of this 7th day of February, 2022.

SELLER:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ______________________

Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ______________________

Name: Ezra Beyman
Title: Manager

ASSIGNMENT AND ASSUMPTION

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Seller"), does hereby sell, assign, transfer, convey and deliver to Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Assignee"), as assignee of Reliance Global Group, Inc., a Florida corporation ("Buyer"), pursuant to and in accordance with the Asset Purchase Agreement dated as of December 21, 2021 among Buyer, Seller and Joseph J. Bilotti III (the "Agreement"), the Assumed Contracts (as defined in the Agreement) set forth on Annex I hereto, and Assignee does hereby assume the Assumed Liabilities related thereto and covenant to perform and to discharge all the agreements and obligations of Seller thereunder, all subject to the terms and conditions of, and as more fully provided in, the Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Assignment and Assumption as of this 7th day of February, 2022.

SELLER:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ______________________________
Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ______________________________
Name: Ezra Beyman
Title: Manager

ANNEX I

ASSUMED CONTRACTS

1) Medigap Healthcare, LLC Compensation Agreement between Seller and Alliance Marketing Corp. and any ancillary agreements

2) Compensation Agreement between Medigap and Alliance Marketing Corp. for the Essential Care Program

ALLIANCE MARKETING CORP.

CONSENT TO ASSIGNMENT AND ASSUMPTION

The undersigned Alliance Marketing Corp. ("AMC"), hereby consents to the assignment and assumption of the following agreements pursuant to the Assignment and Assumption dated as of the date hereof between Medigap Healthcare Insurance Company, LLC, a Florida limited liability company ("Medigap"), and Medigap Healthcare Insurance Agency, LLC, a Delaware limited liability company ("Assignee"):

Independent Marketer Agreement dated as of April 26, 2019 between AMC and Medigap

Compensation Agreement between Medigap and AMC for the Essential Care Program

such consent being subject to the following guaranty hereby given by Reliance Global Group, Inc. ("Reliance"), the sole member of Assignee, for the benefit of AMC:

Reliance hereby irrevocably and unconditionally guarantees to AMC Assignee's full and timely performance, observance and compliance with all its covenants, conditions and obligations under the above-referenced agreements assigned to Assignee.

IN WITNESS WHEREOF, AMC has hereby duly executed this Consent to Assignment and Assumption as of this 7th day of February, 2022.

ALLIANCE MARKETING CORP.

By: ______________________

Name:

Title:

AGREED:

RELIANCE GLOBAL GROUP, INC.

By: ______________________

Name: Ezra Beyman

Title: Chief Executive Officer

[Acknowledgments continued on next page]

ACKNOWLEDGED:

MEDIGAP:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ______________________________
Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ______________________________
Name: Ezra Beyman
Title: Manager

ACKNOWLEDGED:

MEDIGAP:

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

By: ____________________________
Name: Joseph J. Bilotti III
Title: Chief Executive Officer

ASSIGNEE:

MEDIGAP HEALTHCARE INSURANCE AGENCY, LLC

By: ____________________________
Name: Ezra Beyman
Title: Manager